UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

Virpax Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40064	82-1510982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1055 Westlakes Drive, Suite 300

Berwyn, PA 19312

(Address of principal executive offices, including zip code)

(610) 727-4597

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.00001 per share	VRPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On September 30, 2024, Virpax Pharmaceuticals, Inc. (the “Company”), entered into an extension agreement (the “Extension Agreement”) with an institutional investor (the “Lender”) pursuant to the terms of the securities purchase agreement (the “SPA”) between the parties dated July 5, 2024.

Pursuant to the terms of the Extension Agreement, the Lender agreed to amend certain provisions of the SPA related to a potential financing arrangement of not less than $5 million (the “Subsequent Financing”). Under the Extension Agreement, the Lender retains the exclusive right to negotiate the terms of and consummate any Subsequent Financing until November 30, 2024 (the “Outside Date”). Additionally, the Lender holds a right of first refusal for any Subsequent Financing that may occur on or before the Outside Date. If a financing arrangement of not less than $5 million is not provided by the Lender (or its affiliate(s) and/or third-party designee(s)) by the Outside Date, the Lender’s nominated members on the Company’s Board of Directors (the “Board”) will resign, effective immediately.

The Outside Date may be extended by up to thirty (30) days at the Company’s sole discretion, subject to approval by the Board, if the Company requires additional time to complete the re-audit of its financial statements for the fiscal years ended December 31, 2022, and 2023.

The foregoing does not purport to be a complete description of the Extension Agreement and is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Extension Agreement, dated September 30, 2024, between Virpax Pharmaceuticals, Inc. and Corbo Capital Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRPAX PHARMACEUTICALS, INC.

Dated: October 3, 2024	By:	/s/ Katharyn Field
Katharyn Field
Principal Executive Officer